                                                                   Exhibit 10.15

                           EIGHTH AMENDMENT AGREEMENT


         This Eighth Amendment Agreement is effective as of the 12th day of June, 2001, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), to be increased to Sixty-five Million Dollars ($65,000,000) as provided herein) all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Article I of the Credit Agreement is hereby amended to delete the definitions of "Total Commitment Amount" and "Maximum Term Loan Commitment Amount" and insert in lieu thereof the following:

                  "Total Commitment Amount" shall mean the principal amount of Sixty-five Million Dollars ($65,000,000) (or such lesser amount as shall be determined pursuant to Section 2.8 hereof).

                  "Maximum Term Loan Commitment Amount" shall mean Twenty-five Million Dollars ($25,000,000).

         2. Article I of the Credit Agreement is hereby amended to add the following new subpoint (c) to the definition of "Applicable Margin":

         (c) Notwithstanding the foregoing, from and after June 12, 2001, "Applicable Margin" shall mean the number of basis points (depending on whether the Loans are Eurodollar Loans or Base Rate Loans) set forth in the following matrix based on the result of the computation of the Fixed Charge Coverage Ratio for the most recently completed rolling twelve (12) month period, to be adjusted on a quarterly basis effective as of the first day of the quarter for which the adjustment is applicable:

------------------------------------------------------------------------------------------------------------------
Fixed Charge              Applicable Basis       Applicable Basis        Applicable Basis       Applicable Basis
Coverage Ratio            Points for             Points for              Points  for Term       Points for
                          Revolving              Revolving               Loan Base              Term Loan
                          Loan Base Rate         Loan Eurodollar         Rate Loans             Eurodollar Loans
                          Loans                  Loans
------------------------------------------------------------------------------------------------------------------
greather than or
equal to 1.00 to 1.00          0                     225                     50                     275
          but
less than 1.25 to 1.00
------------------------------------------------------------------------------------------------------------------
greater than or
equal to 1.25 to 1.00          0                     200                     25                     250
          but
less than 1.50 to 1.00
------------------------------------------------------------------------------------------------------------------
greather than or
equal to 1.50 to 1.00          0                     175                      0                     225
------------------------------------------------------------------------------------------------------------------

         3. Section 5.12 of the Credit Agreement is hereby amended to add the following at the end thereof:

                  "Notwithstanding anything to the contrary contained in the Credit Agreement, Borrowers shall be permitted to sell the four properties located in Santa Rosa, California, provided that the proceeds thereof are in the form of cash or immediately available funds and the sale price thereof is no less than ninety percent (90%) of the fair market value of the properties."

         4. Section 5.8(c) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "(c) any loans or capital leases to Company for the purchase or lease of assets, which loans or leases are secured by the assets being purchased or leased, so long as the aggregate principal amount of all such loans or leases does not exceed Eight Million Dollars ($8,000,000);"

         5. The definition of "Commitment Period" contained in Article I of the Credit Agreement is hereby amended to read as follows:

                  "Commitment Period" shall mean the period from the Closing Date to July 1, 2004, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof."

         6. Section 5.11 of the Credit Agreement is hereby amended to include the following subsection at the end thereof:

                  "(xi)    Permitted Investments."

         7. Section 5.13 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "SECTION 5.13. ACQUISITIONS. After the Closing Date, no Borrower or Subsidiary shall effect any Acquisition other than a Permitted Acquisition or Permitted Investment; provided, however, that no Permitted Acquisition or Permitted Investment shall be permitted unless, at the time of, and after giving effect to, such Permitted Acquisition, the Total Unused Credit Availability is at least $10,000,000."

         8. Article I of the Credit Agreement is hereby amended to add the following definition of "Permitted Acquisition" and "Permitted Investment":

                  "Permitted Acquisition" shall mean one or more Acquisitions occurring after June 12, 2001, the aggregate purchase price of which (including monies paid or to be paid) do not exceed $5,000,000; provided, however, the aggregate purchase price for Permitted Acquisitions and for Permitted Investments shall not exceed in the aggregate $5,000,000."

                  "Permitted Investment" shall mean investments of the type referenced in Section 5.11 (a), (b) or (c) occurring after June 12, 2001, the aggregate purchase price of which (including monies paid or to be paid) do not exceed $5,000,000; provided, however, the aggregate purchase price for Permitted Acquisitions and for Permitted Investments shall not exceed in the aggregate $5,000,000."

         9.       Article VII of the Credit Agreement is hereby amended to add
Section 7.14 thereto, which Section 7.14 shall read in its entirety as follows:

                  7.14 TOTAL UNUSED CREDIT AVAILABILITY. At any time the Total Unused Credit Availability shall be less than Five Million Dollars ($5,000,000) (subject to adjustment as provided below), calculated for purposes of this
Section 7.14 on a five (5) week rolling average. The Five Million Dollar ($5,000,000) requirement contained in this Section 7.14 shall be reduced on a dollar-for-dollar basis with respect to any prepayments of principal of the Term Loan applied to the Term Loan. On the date that the aggregate amount of (a) prepayments of principal on the Term Loan and (b) scheduled amortizing principal payments on the Term Loan have reduced the outstanding principal balance of the Term Loan to Twenty Million Dollars ($20,000,000) or less, the Total Unused Credit Availability requirement of this Section 7.14 shall be of no further effect. Further, notwithstanding anything to the contrary contained in this Agreement, (a) neither Agent nor the Banks shall be permitted to charge the Default Rate based on a violation of this Section 7.14 and (b) the Company shall be permitted to continue to borrow monies under the Credit Agreement notwithstanding a violation of this Section 7.14 unless the Company receives written notice from Agent to the Company noticing (i) an Event of Default under this Section 7.14 and (ii) Agent's and the Banks' intention to restrict further borrowings under the Agreement as a result of such Event of Default.

         10. Section 8.1 of the Credit Agreement is hereby amended to add to the first sentence thereto a reference to "or Section 7.11A" immediately following the reference to Section 7.11 therein and before "or."

         11. Section 2.6(b)(i) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "If U.S. Borrower terminates the Revolving Credit Commitment and Term Loan Commitment, then U.S. Borrower shall pay a prepayment fee to Agent for the pro rata benefit of the Banks in an amount equal to two percent (2%) of the total Maximum Revolving Credit Commitment Amount and Maximum Term Loan Commitment Amount if prepaid on or after June 12, 2001 through and including June 30, 2002; one and one-half percent (1.5%) of the total of the Maximum Revolving Credit Commitment Amount and Maximum Term Loan Commitment Amount if prepaid on or after July 1, 2002 through and including June 30, 2003; and one percent (1%) of the total of the Maximum Revolving Credit commitment Amount and Maximum Term Loan Commitment Amount if prepaid on or after July 1, 2003 through and including June 30, 2004; provided, however, that so long as Agent and the Banks remain the Agent and lenders, respectively, under any replacement credit facility, the prepayment fees set forth in this Section 2.6(b)(i) shall not apply;"

         12. Borrowers shall pay to Agent for the benefit of the Banks an amendment fee of $125,000 in connection with this Eighth Amendment Agreement.

         13. Concurrently with the execution of this Eighth Amendment Agreement, Borrowers shall:

                  (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Eighth Amendment Agreement;

                  (b) deliver such other documents as may reasonably required by Agent in connection with this Eighth Amendment Agreement; and

                  (c) pay all legal fees and expenses of Agent in connection with this Eighth Amendment Agreement.

         14. The Agent and Banks hereby consent to the merger of Advanced Lighting, Inc. and Specialty Discharge Lighting, Inc. into Venture Lighting International, Inc. and the merger of Advanced Lighting Systems, Inc., Bio Light, Inc., Bright Ideas Advertising and Design, Inc., Energy Efficient Products, Inc., HID Recycling, Inc., Metal Halide Controls, Inc. and Metal Halide Technologies, Inc. into Lighting Resources International, Inc.

         15. The Agent and Banks hereby consent to the merger of Venture Lighting Power Systems North America Ltd. into its parent Canadian Lighting Holdings Ltd. and to Canadian Lighting Holdings Ltd. changing its name to Venture Lighting Power Systems North America Ltd.

         16. Borrowers hereby represent and warrant to Agent and the Banks that (a) each Borrower has the legal power and authority to execute and deliver this Eighth Amendment Agreement; (b) the officers executing this Eighth Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Eighth Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Eighth Amendment Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         17. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Eighth Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         18. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         19. This Eighth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         20. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of Page Intentionally Left Blank]

    18. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

         Agreed to and accepted this 12th day of June, 2001.

ADVANCED LIGHTING TECHNOLOGIES,            CANADIAN LIGHTING SYSTEMS
INC.                                       HOLDING, INCORPORATED

By: /s/ Steven C. Potts                    By: /s/ R. G. Douglas Oulton
   ---------------------------------          ----------------------------------
        Steven C. Potts,                   Title: VP Finance & Admin
        Chief Financial Officer               ----------------------------------

VENTURE LIGHTING POWER SYSTEMS,            VENTURE LIGHTING EUROPE
NORTH AMERICA INC. (f.k.a. Ballastronix    LTD.
Incorporated)

                                           By: /s/ Keith Price
                                               ---------------------------------
By: /s/ R. G. Douglas Oulton               Title: Managing Director
   ------------------------------------           -----------------------------
Title: VP Finance & Admin
      ------------------------------

PARRY POWER SYSTEMS LIMITED                FLEET NATIONAL BANK,
                                           f.k.a. BankBoston, N.A., as a Bank

By: /s/ Roger Heyworth                     By: /s/ Jack A. Meyers
   ---------------------------------           --------------------------------
Title: Tech Director                       Title: Senior Vice President
      ---------------------------------           ------------------------------

PNC BANK, NATIONAL ASSOCIATION,            SOVEREIGN BANK
  as Agent and as a Bank

                                           By: /s/ Michele A. Walcoff
                                               --------------------------------
By: /s/ Richard Muse, Jr.                  Title: Vice President
   ---------------------------------              ------------------------------
Title: Vice President
      ---------------------------------

NATIONAL CITY COMMERCIAL
FINANCE, INC.


By: /s/ Dennis Hartvany
   ---------------------------------
Title: Vice President
      ---------------------------------

                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Eighth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                  ADLT Realty Corp. I, Inc.
                                  ADLT Services, Inc.
                                  APL Engineered Materials, Inc.
                                  Ballastronix (Delaware), Inc.
                                  Lighting Resources International, Inc.
                                  Microsun Technologies, Inc.
                                  Venture Lighting International, Inc.


                                  By: /s/ Steven C. Potts
                                     -----------------------------------
                                  Name: Steven C. Potts
                                       ------------------------------
                                  Title: Chief Financial Officer
                                        --------------------------------------
                                  of each of the companies listed above

                                  Deposition Sciences, Inc.
                                  Kramer Lighting, Inc.
                                  Ruud Lighting, Inc.


                                  By: /s/ Steven C. Potts
                                     -----------------------------------
                                  Name: Steven C. Potts
                                       ------------------------------
                                  Title: Chief Financial Officer
                                        --------------------------------------
                                  signing for each of the companies listed
                                  above by Power of Attorney